EXHIBIT 10.17

                                 NGC CORPORATION
                              AMENDED AND RESTATED
                     NON-EMPLOYEE DIRECTOR COMPENSATION PLAN


1. PURPOSE. The purpose of this NGC Corporation Non-Employee Director Compensation Plan (this "Plan") is to promote the interests of NGC Corporation, a Delaware corporation (the "Company"), and its subsidiaries by helping to attract and retain highly qualified independent directors. This Plan shall be interpreted and implemented such that the eligible directors will not fail, by reason of this Plan as written or its implementation, to be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

2. DEFINITIONS. For purposes of this Plan, the following shall have the meaning set forth below:

     a. "ANNUAL RETAINER" means the annual dollar amount, designated from time to time by the Board, payable to each Non-Employee Director for services as a Director of the Company.

     b. "BOARD" means the Board of Directors of the Company, as constituted from time to time.

     c. "CODE" means the Internal Revenue Code of 1986, as amended, or any successor law.

     d "COMMON STOCK" means the class of stock which, as of the effective date of this Plan, is designated as Common Stock of the Company.

     e. "COMPANY" shall have the meaning set forth in SECTION 1.

     f. "DIRECTOR" means a member of the Board.

     g. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor law.

     h. "ELECTION NOTICE" means a notice in the form of EXHIBIT A.

     i. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor law.

     j. "MARKET VALUE" means the closing price of the Common Stock as reported by the New York Stock Exchange (or other quotation system or stock exchange on which the Common Stock then trades), or, if on such date no closing price was reported, on the last preceding date on which a closing price of the Common Stock was reported. In the event the Common Stock is not publicly traded an applicable date, the determination of its Market Value shall be made by the Board in such manner as it deems appropriate.

     k. "MEETING FEE" means the fee payable to each Non-Employee Director for attending each meeting of the Board, or committee thereof on which the Non-Employee Director then serves, designated from time to time by the Board.

     l. "NON-EMPLOYEE DIRECTOR" means a Director who is not an employee of the Company or any of its Subsidiaries.

     m. "PLAN" shall have the meaning set forth in SECTION 1.

     n. "PLAN ADMINISTRATOR" shall have the meaning set forth in SECTION 7.

     o. "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor law.

     p. "SUBSIDIARY" shall mean any corporation, partnership, limited liability company or partnership, association, trust or other organization now existing or hereafter formed or acquired which directly or indirectly controls, or is controlled by, or is under common control with, the Company.

3. TERM OF PLAN The Plan as set forth herein constitutes an amendment and restatement of the NGC Corporation Non-Employee Director Compensation Plan, as previously adopted by the Company. This amendment and restatement of the Plan shall become effective as of April 1, 1996, provided this amendment and restatement of the Plan is approved by the holders of the majority of the Common Stock present and represented at the Company's 1996 Annual Meeting of Stockholders. Unless earlier terminated pursuant to the provisions of SECTION 9, this Plan shall continue in effect through December 31, 2005.

4. COMPENSATION

     a. ANNUAL RETAINER. Each Non-Employee Director shall be paid the Annual Retainer, payable quarterly in arrears. The initial Annual Retainer shall be $22,000 and may be changed by resolution of the Board from time to time in its discretion.

     b. MEETING FEES. Each Non-Employee Director shall be paid the Meeting Fee, payable quarterly in arrears, for each meeting of the Board attended by such Non-Employee Director. In addition, for serving on a committee of the Board each Non-Employee Director shall receive the Meeting Fee, payable quarterly in arrears for each meeting of a committee of the Board which the Non-Employee Director then serves attended by such Non-Employee Director. The foregoing notwithstanding, no meeting fees shall be paid for participation in a meeting via telephone. The initial Meeting Fee shall be $1,250 and may be changed by resolution of the Board from time to time in its discretion.

     c. ELECTION TO RECEIVE CASH OR COMMON STOCK. Each year, within 10 days of his or her election or appointment as a Director, each Non-Employee Director shall submit to the Plan Administrator an Election Notice evidencing such Non-Employee Director's irrevocable election to receive his or her Annual Retainer and Meeting Fees in cash or in Common Stock for the Qualifying Period. A "Qualifying Period" shall be the four-calendar quarter period commencing in the second full calendar quarter after the date of the Election Notice; PROVIDED, HOWEVER, (i) with respect to each Election Notice due following the election of Directors at the 1996 Annual Meeting of Stockholders, a "Qualifying Period" shall be the period commencing upon a Non-Employee Director's election as a Director and ending on the last day of the fifth full calendar quarter thereafter and (ii) with respect to an Election Notice due following the appointment of a Non-Employee Director to fill a vacancy on the Board of Directors of the Company, a "Qualifying Period" shall be the period commencing upon such Non-Employee Director's appointment as a Director and ending upon the expiration of the Qualifying Period set forth in the Election Notices submitted by the Non-Employee Directors elected at the immediately preceding Annual Meeting of Stockholders.

         Notwithstanding any provision contained in this SECTION 4.C or any other provision of this Plan, no Non-Employee Director shall be eligible to receive an Annual Retainer or Meeting Fees after his or her removal, resignation or other termination as a Director.

     d. DETERMINATION OF NUMBER OF SHARES. As promptly as practicable following the expiration of each calendar quarter, for each of the Non-Employee Directors that have elected to receive their Annual Retainer and Meeting Fees in Common Stock, the Plan Administrator shall determine the number of shares of Common Stock to be issued to each Non-Employee Director in accordance with the following formula:

          i.   the quotient of:

               A. the sum of (1) one-quarter of the Annual Retainer and (2) the number of meetings of the Board and meetings of committees of the Board upon which such Non-Employee Director then served attended by each Non-Employee Director during the applicable calendar quarter multiplied by the Meeting Fee; divided by

               B. the Market Value of the Common Stock on the last day of the applicable calendar quarter.

     e. DELIVERY OF CASH OR COMMON STOCK. As promptly as is practicable following the end of each calendar quarter, the Plan Administrator shall deliver to each Non-Employee Director (i) a stock certificate or certificates evidencing the number of shares of Common Stock issuable in accordance with the formula set forth in SECTION 4(D) or (ii) a Company check in the aggregate amount of Annual Retainer and Meeting Fees payable to such Non-Employee Director for the applicable calendar quarter.

5. LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No shares of the Common Stock shall be issued under this Plan unless legal counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that

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certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of Common Stock delivered under this Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Common Stock is then traded, and any applicable federal or state securities law. In addition, if, at any time specified herein for (i) the making of any determination or (ii) the issuance or other distribution of Restricted Stock and/or Common Stock to an Eligible Participant, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, its subsidiaries or any Eligible Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

     a. LEGEND. The Eligible Participants are hereby advised that all certificates representing shares of Common Stock purchased pursuant to this Plan shall bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

6. SHARES SUBJECT TO PLAN. The maximum number of shares of Common Stock issuable under this Plan shall be 100,000. The aggregate number of shares which are the subject of grants of Common Stock described herein shall be adjusted as appropriate to reflect any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company.

7. ADMINISTRATION

     a. PLAN ADMINISTRATION AND PLAN RULES. This Plan shall be administered by the Board. The Board is authorized to construe and interpret this Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of this Plan. Subject to the terms and conditions of this Plan, the Board shall make all determinations necessary or advisable for the implementation, administration and maintenance of this Plan including, without limitation, (i) imposing such restrictions, terms and conditions upon purchases of Common Stock pursuant to this Plan as the Board shall deem appropriate and (ii) correcting any technical defect or technical omission or reconciling any technical inconsistency in this Plan. The Board may appoint a plan administrator (the "Plan Administrator") to carry out the day-to-day administration of this Plan under such conditions and limitations as it may prescribe. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, implementation or maintenance of this Plan shall be final, conclusive and binding upon all Non-Employee Directors and any person(s) claiming under or through any Non-Employee Directors.

         b. LIABILITY LIMITATION. Neither the Board nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and the members of the Board shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or

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resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

8. AMENDMENT AND TERMINATION The Board shall have complete power and authority to terminate or amend this Plan; PROVIDED, HOWEVER, that the Board shall not, without the approval of the stockholders of the Company (i) except as provided in SECTION 6, increase the maximum number of shares of Common Stock which may be issued under this Plan, (ii) modify requirements as to the class of persons eligible to participate in this Plan or (iii) extend the terms of this Plan. The foregoing notwithstanding, this Plan may not be amended more than once in any six-month period, except when necessary to comply with the Code or ERISA.


9. MISCELLANEOUS

     a. GOVERNING LAW. THIS PLAN AND ALL ACTIONS TAKEN HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREUNDER. ANY TITLES AND HEADINGS HEREIN ARE FOR REFERENCE PURPOSES ONLY, AND SHALL IN NO WAY LIMIT, DEFINE OR OTHERWISE AFFECT THE MEANING, CONSTRUCTION OR INTERPRETATION OF ANY PROVISIONS OF THIS PLAN.

     b. REGULATIONS. The issuance of shares to Non-Employee Directors or to their legal representatives shall be subject to any applicable tax and other laws or regulations of the United States or any state or commonwealth having jurisdiction thereover.

     c. INSUFFICIENT SHARES. In the event that there are not sufficient shares available under the Plan to allow for the grant to a Non-Employee Director of the shares of Common Stock provided for herein, such Non-Employee Director shall receive a grant of the remaining shares that are reserved for issuance under the Plan. If two or more Non-Employee Directors are entitled to a grant hereunder under such circumstances, then such Directors shall receive grants for shares of Stock equal to their respective equal pro rata shares of the total number shares of Stock remaining and available under the Plan.

     d. SECTION 83(B) ELECTIONS. In the event that a Non-Employee Director makes an election under Section 83(b) of the Code with respect to a grant of Common Stock hereunder, such Non-Employee Director shall notify the Company immediately upon the making of such election and shall forward to the Company a copy of any such Section 83(b) election.

     e. NO RIGHT TO COMPANY ASSETS. No Non-Employee Director, and no beneficiary or other person claiming under or through the Non-Employee Director, shall have any right, title or interest by reason of any compensation paid in the form of Common Stock hereunder to any particular assets of the Company or any shares of Common Stock allocated or reserved for the purposes of this Plan, except as set forth herein; and the Company shall not be required to establish any fund or make any other segregation of assets to assure the grant or transfer of any Common Stock hereunder.

     f. ENCUMBRANCES ON PLAN COMPENSATION. No right to compensation under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, except by will or the laws of descent and distribution.

Exhibit A:        Form of Election Notice

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                                    EXHIBIT A

         Each Non-Employee Director shall complete and deliver the following form (i) by telecopy to at telecopy number (713) 507-6834, and confirm the receipt thereof by telephone at (713) 507- and (ii) by overnight courier to the address specified below:

                             FORM OF ELECTION NOTICE

                               ___________ , 19__


NGC Corporation
13430 Northwest Freeway
Houston, Texas  77040
Attention:

Dear Sir:

         The undersigned, currently an Non-Employee Director of NGC Corporation, hereby advises you that I hereby elect to receive my Annual Retainer and Meeting Fees set forth under the provisions of the NGC Corporation Non-Employee Director Compensation Plan (the "Plan") for service as a Non-Employee Director for the period commencing on ______________, 199__ and ending on _____________, 199__ in the form of _____________ (Insert: Cash or Common Stock).

         In addition, I hereby represent and warrant that I have read the Plan, and fully understand the rights, restrictions and limitations provided for therein.

                                                     Very truly yours,

                                                   _____________________________
                                                   Printed Name:

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